UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 7, 2018

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 6 and 8 are not applicable and therefore omitted.
ITEM 7.01    REGULATION FD DISCLOSURE.

As previously reported, Qumu Corporation (the “Company”) holds an investment totaling $3.1 million in convertible preferred shares of BriefCam, Ltd. (“BriefCam”), a privately-held Israeli company that has developed video synopsis technology and a video content analytics platform.

On May 7, 2018, BriefCam, Canon Inc. (“Canon”), and the shareholders of BriefCam, including the Company, entered into a stock purchase agreement by which Canon will acquire all of the outstanding shares of BriefCam.

On May 9, 2018, BriefCam announced that it will be acquired by Canon by a press release attached hereto as Exhibit 99.1.

The gross purchase price for the Company’s shares in BriefCam is expected to be approximately $9.5 million, with substantially all of the purchase price expected to be received at closing, when and if it occurs. The Company has not yet completed any tax analysis relating to the disposition of its shares in BriefCam. As disclosed in the press release by BriefCam, the transaction is subject to customary closing conditions.

Forward-Looking Statements

This report contains forward-looking statements concerning the expected acquisition of BriefCam by Canon and the expected gross purchase price for the Company’s shares in BriefCam. Forward-looking statements generally may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the proposed sale of BriefCam will not be completed, the possibility that the sale of BriefCam will not be completed within the timeframe expected, or that the transaction, even if closed, will not result in the expected proceeds to the Company from the sale of its shares in BriefCam. These factors are not intended to be an all-encompassing list of risks and uncertainties.  The factors described in the context of such forward-looking statements in this release could cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as at the date hereof. The Company expressly disclaims any obligation to update or correct these forward-looking statements except as required by law.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release Issued by BriefCam Ltd. on May 9, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: May 9, 2018